BLACKROCK FUNDS II
BlackRock Low Duration Bond Portfolio
(the “Low Duration Fund”)

BlackRock Core Bond Portfolio
(the “Core Bond Fund”)

(each, a “Fund” and together, the “Funds”)

Supplement dated November 21, 2014 to the Statement of Additional Information dated January 28, 2014

Effective immediately, BlackRock Advisors, LLC (“BlackRock”) has agreed to reduce the management fees payable by the Funds to BlackRock, the Funds’ investment manager. Accordingly, the Funds’ Statement of Additional Information is amended as follows:

The table immediately following the first paragraph in the section of the Statement of Additional Information entitled “Management and Advisory Arrangements” solely as it relates to the Funds is replaced with the following:

Rate of
Average Daily Net Assets	Management Fee
First $1 billion	0.350%
$1 billion — $2 billion	0.340%
$2 billion — $3 billion	0.330%
Greater than $3 billion	0.320%

The following disclosure is added immediately before the second paragraph in the section of the Statement of Additional Information entitled “Management and Advisory Arrangements”:

Prior to November 21, 2014, the maximum annual management fees payable to BlackRock by each of the Low Duration Fund and the Core Bond Fund (as a percentage of average daily net assets) were calculated as follows:

Rate of
Average Daily Net Assets	Management Fee
First $1 billion	0.500%
$1 billion — $2 billion	0.450%
$2 billion — $3 billion	0.425%
Greater than $3 billion	0.400%

Shareholders should retain this Supplement for future reference.

SAI-BD4-1114SUP